                                                              Exhibit EX-99.CERT

                                 CERTIFICATIONS
                                 --------------

I, Julian M.I. Reid, President of Saffron Fund, Inc. serving at the time of its dissolution under Maryland law, certify that:

1.       I have reviewed this report on Form N-Q of Saffron Fund, Inc.;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the schedules of investments included in this report, fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.       The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

                (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed
                     under our supervision, to ensure that material information relating to the registrant, including its consolidated
                     subsidiaries, is made known to us by others within those
                     entities, particularly during the period in which this
                     report is being prepared;

                (b)  [Omitted];

                (c)  Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                     conclusions about the effectiveness of the disclosure
                     controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation;
                     and

                (d)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred
                     during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial
                     reporting; and

5.       The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                (a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                     reporting which are reasonably likely to adversely affect
                     the registrant's ability to record, process, summarize, and report financial information; and

                (b)  Any fraud, whether or not material, that involves
                     management or other employees who have a significant role
                     in the registrant's internal control over financial
                     reporting.

By:      /s/ Julian M.I. Reid
         --------------------
         Julian M.I. Reid
         Former President

Date:    October 27, 2004

I, Rose Ann Bubloski, Treasurer of Saffron Fund, Inc. serving at the time of its dissolution under Maryland law, certify that:

1.       I have reviewed this report on Form N-Q of Saffron Fund, Inc.;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the schedules of investments included in this report, fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which this report is filed;

4.       The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

                (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed
                     under our supervision, to ensure that material information relating to the registrant, including its consolidated
                     subsidiaries, is made known to us by others within those
                     entities, particularly during the period in which this
                     report is being prepared;

                (b)  [Omitted];

                (c)  Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                     conclusions about the effectiveness of the disclosure
                     controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation;
                     and

                (d)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred
                     during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial
                     reporting; and

5.       The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                (a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                     reporting which are reasonably likely to adversely affect
                     the registrant's ability to record, process, summarize, and report financial information; and

                (b)  Any fraud, whether or not material, that involves
                     management or other employees who have a significant role
                     in the registrant's internal control over financial
                     reporting.

By:      /s/ Rose Ann Bubloski
         ---------------------
         Rose Ann Bubloski
         Former Treasurer

Date:    October 27, 2004
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